Exhibit 99.1

PRESS RELEASE

FOR IMMEDIATE RELEASE

Contact: Lynda L. Glass
EVP/Secretary &
Chief Governance Officer
717.339.5085
lglass@acnb.com

ACNB CORPORATION SELECTS JASON H. WEBER

AS SUCCESSOR FOR CHIEF FINANCIAL OFFICER

GETTYSBURG, PA, January 7, 2022 --- ACNB Corporation (NASDAQ: ACNB), financial holding company for ACNB Bank and ACNB Insurance Services, Inc. headquartered in Gettysburg, PA, announced today that Jason H. Weber has been selected as the successor to ACNB Corporation and ACNB Bank Executive Vice President/Treasurer & Chief Financial Officer David W. Cathell. On September 23, 2021, the Corporation announced Mr. Cathell’s intention to retire from all of his positions with ACNB Corporation and its subsidiaries effective the close of business on May 31, 2022.

Mr. Weber of Downingtown, PA, plans to join ACNB Corporation and ACNB Bank on January 31, 2022, as Executive Vice President/Finance for the period until Mr. Cathell’s retirement. During this time, Mr. Weber will work closely with Mr. Cathell for a smooth and orderly transition of the CFO position.

“I am very pleased to welcome Mr. Weber to our leadership team,” said James P. Helt, ACNB Corporation and ACNB Bank President & Chief Executive Officer. “He brings extensive knowledge and experience in the financial services industry to ACNB Corporation and its wholly-owned subsidiaries, ACNB Bank and ACNB Insurance Services, Inc. As the Corporation positions itself for a future of organic and inorganic growth, Mr. Weber will play a pivotal role in managing the organization’s financial operations and executing on our strategic plans for continued enhancement of shareholder value.”

ACNB Corporation

Press Release/Successor Selection for CFO

January 7, 2022

Mr. Weber comes to ACNB Corporation and ACNB Bank from Atlantic Community Bankers Bank in Camp Hill, PA, where he held the position of Executive Vice President and Chief Financial Officer. Prior to Atlantic Community Bankers Bank, he served as director of corporate development and financial planning and analysis at Fulton Financial Corporation in Lancaster, PA. A seasoned financial professional, Mr. Weber’s career experience ranges from balance sheet management at a large regional bank to investment banking and sell-side equity research at investment banks. He holds a Master of Business Administration degree from Drexel University, Philadelphia, PA, and a Bachelor of Business Administration degree in finance from James Madison University, Harrisonburg, VA. Mr. Weber’s professional credentials include Certified Public Accountant (CPA), Chartered Financial Analyst (CFA) and Financial Risk Manager (FRM).

In alignment with the Corporation’s long-term executive management succession plans, Kaplan Partners, an executive search and board advisory firm headquartered in suburban Philadelphia, was retained and conducted the formal comprehensive search to assist with the identification of the successor for the ACNB Corporation and ACNB Bank Chief Financial Officer position.

ACNB Corporation, headquartered in Gettysburg, PA, is the $2.8 billion financial holding company for the wholly-owned subsidiaries of ACNB Bank, Gettysburg, PA, and ACNB Insurance Services, Inc., formerly Russell Insurance Group, Inc., Westminster, MD. Originally founded in 1857, ACNB Bank serves its marketplace with banking and wealth management services, including trust and retail brokerage, via a network of 20 community banking offices, located in the four southcentral Pennsylvania counties of Adams, Cumberland, Franklin and York, as well as loan offices in Lancaster and York, PA, and Hunt Valley, MD. As divisions of ACNB Bank operating in Maryland, FCB Bank and NWSB Bank serve the local marketplace with a network of five and six community banking offices located in Frederick County and Carroll County, MD, respectively. ACNB Insurance Services, Inc. is a full-service agency with licenses in

ACNB Corporation

Press Release/Successor Selection for CFO

January 7, 2022

44 states. The agency offers a broad range of property, casualty, health, life and disability insurance serving personal and commercial clients through office locations in Westminster, Germantown and Jarrettsville, MD, and Gettysburg, PA. For more information regarding ACNB Corporation and its subsidiaries, please visit acnb.com.

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FORWARD-LOOKING STATEMENTS - In addition to historical information, this press release may contain forward-looking statements. Examples of forward-looking statements include, but are not limited to, (a) projections or statements regarding future earnings, expenses, net interest income, other income, earnings or loss per share, asset mix and quality, growth prospects, capital structure, and other financial terms, (b) statements of plans and objectives of Management or the Board of Directors, and (c) statements of assumptions, such as economic conditions in the Corporation’s market areas. Such forward-looking statements can be identified by the use of forward-looking terminology such as “believes”, “expects”, “may”, “intends”, “will”, “should”, “anticipates”, or the negative of any of the foregoing or other variations thereon or comparable terminology, or by discussion of strategy. Forward-looking statements are subject to certain risks and uncertainties such as local economic conditions, competitive factors, and regulatory limitations. Actual results may differ materially from those projected in the forward-looking statements. Such risks, uncertainties and other factors that could cause actual results and experience to differ from those projected include, but are not limited to, the following: the effects of governmental and fiscal policies, as well as legislative and regulatory changes; the effects of new laws and regulations, specifically the impact of the Coronavirus Response and Relief Supplemental Appropriations Act, the Coronavirus Aid, Relief, and Economic Security Act, the Tax Cuts and Jobs Act, and the Dodd-Frank Wall Street Reform and Consumer Protection Act; impacts of the capital and liquidity requirements of the Basel III standards; the effects of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Financial Accounting Standards Board and other accounting standard setters; ineffectiveness of the business strategy due to changes in current or future market conditions; future actions or inactions of the United States government, including the effects of short- and long-term federal budget and tax negotiations and a failure to increase the government debt limit or a prolonged shutdown of the federal government; the effects of economic conditions particularly with regard to the negative impact of severe, wide-ranging and continuing disruptions caused by the spread of Coronavirus Disease 2019 (COVID- 19) and the responses thereto on the operations of the Corporation and current customers, specifically the effect of the economy on loan customers’ ability to repay loans; the effects of competition, and of changes in laws and regulations on competition, including industry consolidation and development of competing financial products and services; the risks of changes in interest rates on the level and composition of deposits, loan demand, and the values of loan collateral, securities, and interest rate protection agreements, as well as interest rate risks; difficulties in acquisitions and integrating and operating acquired business operations, including information technology difficulties; challenges in establishing and maintaining operations in new markets; the effects of technology changes; volatilities in the securities markets; the effect of general economic conditions and more specifically in the Corporation’s market areas; the failure of assumptions underlying the establishment of reserves for loan losses and estimations of values of collateral and various financial assets and liabilities; acts of war or terrorism; disruption of credit and equity markets; the ability to manage current levels of impaired assets; the loss of certain key officers; the ability to maintain the value and image of the Corporation’s brand and protect the Corporation’s intellectual property rights; continued relationships with major customers; and, potential impacts to the Corporation from continually evolving cybersecurity and other technological risks and attacks, including additional costs, reputational damage, regulatory penalties, and financial losses. We caution readers not to place undue reliance on these forward-looking statements. They only reflect Management’s analysis as of this date. The Corporation does not revise or update these forward-looking statements to reflect events or changed circumstances. Please carefully review the risk factors described in other documents the Corporation files from time to time with the SEC, including the Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. Please also carefully review any Current Reports on Form 8-K filed by the Corporation with the SEC.

ACNB #2022-3

January 7, 2022